SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                 FORM 8-K/A


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) April 26, 1999
                                                      ----------------


                       ABN AMRO Mortgage Corporation
           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
               (State or Other Jurisdiction of Incorporation)


          333-57027                                    363886007
   (Commission File Number)              (I.R.S. Employer Identification No.)




      181 West Madison Street
         Chicago, Illinois                                       60602
(Address of Principal Executive Offices)                       (Zip Code)



                                248-643-2530
            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)







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Item 2.  Acquisition or Disposition of Assets.

         Description of the Certificates and the Mortgage Pool.

         On April 28, 1999, a single series of certificates, consisting of eighteen classes, entitled ABN AMRO Mortgage Corporation, Mortgage Pass-Through Certificates, Series 1999-3 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of April 1, 1999, among ABN AMRO Mortgage Corporation as depositor (the "Depositor"), LaSalle Home Mortgage Corporation as servicer (the "Servicer") and Chase Bank of Texas, National Association as trustee (the "Trustee"). The Certificates were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-unit residential first mortgage loans (the "Mortgage Loans"). The Depositor acquired certain of the Trust Fund assets from Standard Federal Bank ("Standard Federal") pursuant to a Mortgage Loan Purchase Agreement (the "Mortgage Loan Purchase Agreement") dated April 28, 1999, between Standard Federal as seller and the Depositor as purchaser. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class M, Class B-1, Class B-2 Certificates and the Class R Certificate were publicly offered, as described in a Prospectus, dated September 18, 1998, and a Prospectus Supplement, dated April 26, 1999, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated March 19, 1999, among the Depositor, Standard Federal Bancorporation, Inc. ("Standard Federal Bancorporation"), Lehman Brothers Inc. ("Lehman Brothers") and ABN AMRO Incorporated ("AAI") (Lehman Brothers and AAI being referred to herein, collectively, as the "Underwriters") and the Terms Agreement (the "Terms Agreement") dated April 26, 1999, among the Depositor, Standard Federal Bancorporation and the Underwriters. The Depositor sold the Class B-3, Class B-4 and Class B-5 Certificates to Lehman Brothers as initial purchaser (in such capacity, the "Initial Purchaser") pursuant to a purchase agreement dated April 28, 1999 among the Depositor, Standard Federal Bancorporation and the Initial Purchaser.

         On September 29, 1999, the Depositor, the Servicer and the Trustee entered into a First Amendment to Pooling and Servicing Agreement, dated as of September 29, 1999 (the "First Amendment"), attached hereto as exhibit 4.1/A, in order to make a provision with respect to matters or questions arising under the Pooling and Servicing Agreement.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement, as amended by the First Amendment.


Item 7.  Financial Statements and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits


Exhibit
  No.           Document Description
- -------         ---------------------

4.1/A First Amendment to Pooling and Servicing Agreement, dated as of September 29, 1999, among ABN AMRO Mortgage Corporation as depositor, LaSalle Home Mortgage
                Corporation as servicer, and Chase Bank of Texas, National Association as trustee.




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                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ABN AMRO MORTGAGE CORPORATION

                                         (Registrant)




Dated: September 30, 1999             By:   /s/   Maria Fregosi
                                            ----------------------------
                                            Name: Maria Fregosi
                                            Title: First Vice-President













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                             INDEX TO EXHIBITS


Exhibit
  No.           Document Description
- -------         ---------------------

4.1/A First Amendment to Pooling and Servicing Agreement, dated as of September 29, 1999, among ABN AMRO Mortgage Corporation as depositor, LaSalle Home Mortgage
                Corporation as servicer, and Chase Bank of Texas, National Association as trustee.